                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 Amendment No. 1
                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 7, 2000


                                  Netzee, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Georgia                                  0-27925           58-2488883
---------------------------------        ------------      ----------------
(State or other jurisdiction             (Commission       (I.R.S. Employer
of incorporation or organization)        File Number)      Identification No.)

            6190 Powers Ferry Road, Suite 400, Atlanta, Georgia 30339
           -----------------------------------------------------------
                    (Address of principal executive offices)

                                 (770) 850-4000
               ---------------------------------------------------
               (Registrant's telephone number including area code)

                                       N/A
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Netzee, Inc. on March 22, 2000.

Item 2.  Acquisition or Disposition of Assets.

Pursuant to the terms of the Asset Purchase Agreement dated February 28, 2000 by and among Netzee, Inc. ("Netzee"), and Digital Visions, Inc. ("Digital Visions"), a Minnesota corporation, and certain shareholders of Digital Visions, Netzee acquired substantially all the assets of Digital Visions and assumed certain liabilities of Digital Visions. This transaction was consummated on March 7, 2000. As consideration for this acquisition, Netzee issued 838,475 shares of Netzee common stock and issued options to purchase 70,419 shares of common stock in exchange for the cancellation of options to purchase Digital Visions common stock. In addition, Netzee assumed approximately $3,300,000 in outstanding debt of Digital Visions and $1,200,000 in operating liabilities and other acquisition costs. A portion of the shares of common stock issued in this transaction was placed in escrow for indemnification and other purposes. Digital Visions also has the right to receive up to approximately 628,000 additional shares of Netzee common stock if certain revenue targets are met in fiscal years 2000 and 2001. The amount of the consideration was determined based upon arm's length negotiations.

Digital Visions is located in Minneapolis, Minnesota and was engaged principally in the business of developing, marketing and distributing a wholesale suite of Internet-based products and services to financial institutions. These products and services include bond portfolio and asset liability management analytic tools and access to critical information sources such as vehicle valuations, credit reports, industry economic forecasts and title and lien search information. Netzee intends to continue to use the acquired assets to engage in these activities.

Michael Murphy, the founder and former Chief Executive Officer of Digital Visions, has become Vice President and Chief Technology Officer of Netzee, Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Included as Exhibit 99.2 hereto and incorporated herein by reference.

         (b)      Pro Forma Financial Information.

                  Included as Exhibit 99.3 hereto and incorporated herein by reference.

         (c)      Exhibits.

       Item No.            Exhibit List
       2.1*                Asset Purchase Agreement dated February 28, 2000 by
                           and among Netzee, Digital Visions and certain of
                           Digital Visions' shareholders.**

       4.1* Registration Rights Agreement, dated March 7, 2000 by and between Netzee and Digital Visions.

       99.1*               Press Release dated March 10, 2000.

       99.2                The following financial statements of Digital
                           Visions, Inc. together with the report by Arthur
                           Andersen LLP for the periods stated therein:

                           Balance Sheet as of December 31, 1999

                           Statement of Operations for the Year Ended December
                           31, 1999

                           Statement of Changes in Shareholders' Equity for the Year Ended December 31, 1999

                           Statement of Cash Flows for the Year Ended December
                           31, 1999

                           Notes to Financial Statements

         99.3 The following unaudited pro forma consolidated financial statements of Netzee, Inc. for the periods stated therein:

                           Unaudited Pro Forma Consolidated Balance Sheet for the Year Ended December 31, 1999

                           Unaudited Pro Forma Consolidated Statement of
                           Operations for the Year Ended December 31, 1999

                           Notes to Unaudited Pro Forma Consolidated Financial
                           Statements

*Previously filed with the Registrant's Current Report on Form 8-K (File No. 0-27925), as filed with the Securities and Exchange Commission on March 22, 2000, and is hereby incorporated by reference herein.

**Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to this Exhibit to the Securities and Exchange Commission upon request.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  NETZEE, INC.

Date:  May 22, 2000           /s/  Richard S. Eiswirth
                             ---------------------------------------------------
                             Senior Executive Vice President, Chief
                             Financial Officer and Secretary (Principal
                             Financial and Accounting Officer and Duly
                             Authorized Officer)

                                  EXHIBIT LIST

       Exhibit No.         Description
       2.1*                Asset Purchase Agreement dated February 28, 2000 by
                           and among Netzee, Digital Visions and certain of
                           Digital Visions' shareholders.**

       4.1* Registration Rights Agreement, dated March 7, 2000, by and between Netzee and Digital Visions.

       99.1*               Press Release dated March 10, 2000.

       99.2                The following financial statements of Digital
                           Visions, Inc. together with the report by Arthur
                           Andersen LLP for the periods stated therein:

                           Balance Sheet as of December 31, 1999

                           Statement of Operations for the Year Ended December
                           31, 1999

                           Statement of Changes in Shareholders' Equity for the Year Ended December 31, 1999

                           Statement of Cash Flows for the Year Ended December
                           31, 1999

                           Notes to Financial Statements

         99.3 The following unaudited pro forma consolidated financial statements of Netzee, Inc. for the periods stated therein:

                           Unaudited Pro Forma Consolidated Balance Sheet for the Year Ended December 31, 1999

                           Unaudited Pro Forma Consolidated Statement of
                           Operations for the Year Ended December 31, 1999

                           Notes to Unaudited Pro Forma Consolidated Financial
                           Statements

*Previously filed with the Registrant's Current Report on Form 8-K (File No. 0-27925), as filed with the Securities and Exchange Commission on March 22, 2000, and is hereby incorporated by reference herein.

**Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to this Exhibit to the Securities and Exchange Commission upon request.